EXHIBIT 10.20




                         RECEIVABLES PURCHASE AGREEMENT


                          dated as of January 29, 1999



                                      among



                           KEEBLER FUNDING CORPORATION



                              KEEBLER FOODS COMPANY



                          LIBERTY STREET FUNDING CORP.


                                       and



                             THE BANK OF NOVA SCOTIA


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                                TABLE OF CONTENTS


ARTICLE I.
AMOUNTS AND TERMS OF THE PURCHASES

Section 1.1.        Purchase Facility................................  1
Section 1.2.        Making Purchases.................................  2
Section 1.3.        Purchased Interest Computation...................  4
Section 1.4.        Settlement Procedures............................  4
Section 1.5.        Fees............................................. 10
Section 1.6.        Payments and Computations, Etc................... 10
Section 1.7.        Dividing or Combining Portions of the Capital
                    of the Purchased Interest........................ 10
Section 1.8.        Increased Costs.................................. 11
Section 1.9.        Requirements of Law.............................. 12
Section 1.10.       Inability to Determine Eurodollar Rate........... 13
Section 1.11.       Mitigation....................................... 14

ARTICLE II.
REPRESENTATIONS AND WARRANTIES; COVENANTS; TERMINATION EVENTS

Section 2.1.        Repesentations and Warranties; Covenants......... 14
Section 2.2.        Termination Events............................... 14

ARTICLE III.
INDEMNIFICATION

Section 3.1.        Indemnities by the Seller........................ 15
Section 3.2.        Indemnities by the Servicer...................... 17
Section 3.3.        Defense of Claims................................ 18

ARTICLE IV.
ADMINISTRATION AND COLLECTIONS

Section 4.1.        Appointment of the Servicer...................... 20
Section 4.2.        Duties of the Servicer........................... 21
Section 4.3.        Establishment and Use of Certain Accounts........ 22
Section 4.4.        Enforcement Rights............................... 23
Section 4.5.        Responsibilities of the Seller................... 24
Section 4.6.        Servicing Fee.................................... 25

ARTICLE V.
MISCELLANEOUS

Section 5.1.        Amendments, Etc.................................. 25
Section 5.2.        Notices, Etc..................................... 26
Section 5.3.        Assignability.................................... 26
Section 5.4.        Costs, Expenses and Taxes........................ 27


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Section 5.5.        No Proceedings; Limitation On Payments............ 28
Section 5.6.        Confidentiality................................... 28
Section 5.7.        GOVERNING LAW AND JURISDICTION.................... 29
Section 5.8.        Execution in Counterparts......................... 29
Section 5.9.        Survival of Termination........................... 30
Section 5.10.       WAIVER OF JURY TRIAL.............................. 30
Section 5.11.       Entire Agreement.................................. 30
Section 5.12.       Headings.......................................... 30
Section 5.13.       Issuer's Liabilities.............................. 30
Section 5.14.       Tax Treatment..................................... 31


EXHIBIT I           Definitions
EXHIBIT II          Conditions of Purchases
EXHIBIT III         Representations and Warranties
EXHIBIT IV          Covenants
EXHIBIT V           Termination Events

SCHEDULE I          Credit and Collection Policy
SCHEDULE II         Lock-box Banks and Lock-box Accounts
SCHEDULE III        Trade Names

ANNEX A             Form of Monthly Report
ANNEX B             Form of Purchase Notice



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     This RECEIVABLES PURCHASE AGREEMENT (as amended,  supplemented or otherwise modified from time to time, this "Agreement") is entered into as of January 29, 1999, Among KEEBLER FUNDING CORPORATION, a Delaware corporation, as seller (the "SELLER"),KEEBLER FOODS COMPANY, a Delaware corporation ("KEEBLER"), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "SERVICER"), LIBERTY STREET FUNDING CORP., a Delaware corporation (together with its successors and permitted assigns, the "ISSUER"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency ("BNS"), as administrator (in such capacity, together with its successors and assigns in such capacity, the "ADMINISTRATOR").

     PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in EXHIBIT I. References in the Exhibits hereto to the "Agreement" refer to this Agreement, as amended, supplemented or otherwise modified from time to time.

     The Seller desires to sell, transfer and assign an undivided variable percentage interest in a pool of receivables, and the Issuer desires to acquire such undivided variable percentage interest, as such percentage interest shall be adjusted from time to time based upon, in part, reinvestments made by the Issuer.

     In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I.
                       AMOUNTS AND TERMS OF THE PURCHASES


     Section 1.1 PURCHASE FACILITY. (a) On the terms and conditions hereinafter set forth, the Issuer hereby agrees subject to the next sentence to purchase, and make reinvestments in, undivided percentage ownership interests up to the Purchase Limit with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date. Under no circumstances shall the Issuer make any such purchase or reinvestment if, after giving effect to such purchase or reinvestment, the aggregate outstanding Capital of the Purchased Interest would exceed the Purchase Limit.

     (b) The Seller may, upon at least 15 days' written notice to the Administrator, terminate in whole or reduce in part the unused portion of the Purchase Limit; PROVIDED, that each partial reduction shall be in the amount of at least $5,000,000, or an integral multiple of $1,000,000 in excess thereof, and that, unless terminated in whole, the Purchase Limit shall in no event be reduced below $50,000,000.

     Section 1.2 MAKING PURCHASES. (a) Each purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder shall be made upon the Seller's irrevocable written notice in the form of Annex B delivered to the Administrator in accordance with SECTION 5.2 (which notice must be received by the Administrator before 11:00 a.m., New York City time): (i) at least three Business Days before the requested purchase date, in the case of a purchase to be funded at the Alternate Rate and based upon the Eurodollar Rate, (ii) at least two Business Days before the requested purchase date, in the case of a purchase to be funded at the Alternate Rate and based upon the Base Rate, and (iii) at least one Business Day before the requested purchase date, in the case of a purchase to be funded at the CP Rate, which notice shall specify: (A) the amount requested to be paid to the Seller (such amount, which shall not be less than $1,000,000, being the Capital relating to the undivided percentage ownership interest then being purchased), (B) the date of such purchase (which shall be a Business Day), and (C) the desired funding basis for such purchase (which shall be based upon the Eurodollar Rate, the Base Rate or the CP Rate). If the Seller has requested that the purchase be funded at the CP Rate, the Administrator shall promptly thereafter notify the Seller whether the Issuer has exercised its discretion not to fund such purchase with the issuance of Notes because such purchase with the issuance of Notes would be economically inadvisable to the Issuer or the Issuer is unable to or prohibited from issuing Notes, the Administrator, the Seller or any other similarly situated Person, or otherwise not permitted, in which case the Seller shall be deemed to have requested that the purchase be funded at the Alternate Rate and be based upon the Base Rate.

     (b) On the date of each purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder, the Issuer shall, upon satisfaction of the applicable conditions set forth in
EXHIBIT II, make available to the Seller in same day funds, at First National Bank of Chicago, account number 5585600, ABA 071000013, an amount equal to the Capital (as specified by the Seller pursuant to Section 1.2(a) above) relating to the undivided percentage ownership interest then being purchased.

     (c) Effective on the date of each purchase pursuant to this Section and each reinvestment pursuant to SECTION 1.4, the Seller hereby sells and assigns to the Issuer an undivided percentage ownership interest in: (i) each Pool Receivable then existing, (ii) all Related Security with respect to such Pool Receivables, and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security.

     (d) To secure all of the Seller's obligations (monetary or otherwise) under this Agreement and the other Transaction Documents

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

to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent, the Seller hereby grants to the Issuer a security interest in all of the Seller's right, title and interest (including any undivided interest of the Seller) in, to and under all of the following, whether now or hereafter owned, existing or arising: (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, (iii) all Collections with respect to such Pool Receivables, (iv) the Lock-Box Accounts and the Collection Account, and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such Lock-Box Accounts and the Collection Account, and amounts on deposit therein, (v) all rights (but none of the obligations) of the Seller under the Purchase and Sale Agreement, and (vi) all proceeds of, and all amounts received or receivable under any or all of, the foregoing (collectively, the "Pool Assets"). The Issuer shall have, with respect to the Pool Assets, and in addition to all the other rights and remedies available to the Issuer, all the rights and remedies of a secured party under any applicable UCC.

     Section 1.3. PURCHASED INTEREST COMPUTATION. The Purchased Interest shall be initially computed on the date of the initial purchase hereunder. Thereafter, until the Facility Termination Date, the Purchased Interest shall be automatically recomputed (or deemed to be recomputed) on each Business Day other than a Termination Day. The Purchased Interest as computed (or deemed recomputed) as of the day before the Facility Termination Date shall thereafter remain constant. The Purchased Interest shall become zero when the Capital thereof and Discount thereon shall have been paid in full, all the amounts owed by the Seller and the Servicer hereunder to the Issuer, the Administrator and any other Indemnified Party or Affected Person are paid in full, and the Servicer shall have received the accrued Servicing Fee thereon.

     Section  1.4.  SETTLEMENT  PROCEDURES.  (a)  The  collection  of  the  Pool
Receivables shall be administered by the Servicer in accordance with this Agreement. The Seller shall provide to the Servicer on a timely basis all information needed for such administration, including notice of the occurrence of any Termination Day and current computations of the Purchased Interest.

     (b) The Servicer shall, on each Business Day on which Collections of Pool Receivables are received by the Seller or Servicer or are deposited into the Lock-Box Accounts, transfer such Collections therefrom and deposit such Collections into the Collection Account. With respect to such Collections on such day and with respect to any Collection transferred to the Collection Account on such day pursuant to the last paragraph of Section 1.4(e), the Servicer shall:

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          (i) set aside and hold in the  Collection  Account  for the benefit of the Issuer, out of the percentage of such Collections represented by the Purchased Interest, FIRST an amount equal to the Discount accrued through such day for each Portion of Capital and not previously transferred, SECOND, an amount equal to the fees set forth in the Fee Letter accrued through such day for the Purchased Interest and not previously transferred, and THIRD, to the extent funds are available therefor, an amount equal to the Issuer's Share of the Servicing Fee accrued through such day and not previously transferred; and

          (ii) subject to SECTION 1.4 (f), if such day is not a Termination Day, remit to the Seller, on behalf of the Issuer, the remainder of the percentage of such Collections, represented by the Purchased Interest, to the extent representing a return on the Capital; such Collections shall be automatically reinvested in Pool Receivables, and in the Related Security and Collections and other proceeds with respect thereto, and the Purchased Interest shall be automatically recomputed pursuant to SECTION 1.3; IT BEING UNDERSTOOD, that prior to remitting to the Seller the remainder of such Collections by way of reinvestment in Pool Receivables, the Servicer shall have calculated the Purchased Interest on such day, and if such Purchased Interest shall exceed 100% on such day, such Collections shall not be remitted to the Seller but shall be set aside and held in the Collection Account for the benefit of the Issuer in accordance with PARAGRAPH (iii) below;

          (iii) if such day is a Termination Day (or if such day is a day on which the Purchased Interest exceeds 100%), (A) set aside and hold in the Collection Account for the benefit of the Issuer the entire remainder of the percentage of the Collections represented by the Purchased Interest (or such amount set forth in PARAGRAPH (ii) above); PROVIDED that so long as the Facility Termination Date has not occurred if any amounts are so set aside on any Termination Day and thereafter, the conditions set forth in
     SECTION 2 of EXHIBIT II are satisfied or are waived by the Administrator, such previously set aside amounts shall, to the extent representing a return on the Capital, be reinvested in accordance with the preceding PARAGRAPH (ii) on the day of such subsequent satisfaction or waiver of conditions, and (B) set aside and hold in the Collection Account for the benefit of the Issuer the entire remainder of the Collections in the Collection Account represented by the Seller's Share of the Collections, if any; PROVIDED that so long as the Facility Termination Date has not occurred if any amounts are so set aside on any Termination Day and thereafter, the conditions set forth in SECTION 2 of EXHIBIT II are satisfied or are waived by the

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     Administrator,  such  previously  set aside amounts shall be distributed to the Seller on the day of such subsequent satisfaction or waiver of conditions; and

          (iv) during the times when amounts are required to be reinvested in accordance with the foregoing PARAGRAPH (ii) or the proviso to PARAGRAPH
     (iii), release to the Seller (subject to SECTION 1.4(f)) for its own account any Collections in excess of (x) such amounts, (y) the amounts that are required to be set aside in the Collection Account pursuant to PARAGRAPH (i) above and (z) in the event the Seller is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses (including the Servicing Fee to the extent such Servicing Fee has not already been paid) of such Servicer of servicing, collecting and administering the Pool Receivables.

     (c) The Servicer shall deposit into the Administration Account (or such other account designated by the Administrator), on each Settlement Date:

          (i) Collections held on deposit in the Collection Account for the benefit of the Issuer pursuant to SECTION 1.4(b)(i) in respect of accrued Discount and accrued and unpaid Fees;

          (ii) Collections held on deposit in the Collection Account for the benefit of the Issuer pursuant to SECTION 1.4(f); and

          (iii) the lesser of (x) the amount of Collections then held on deposit in the Collection Account for the benefit of the Issuer pursuant to SECTION 1.4(b)(iii) and (y) the aggregate amount of Capital on such date.

The Servicer shall deposit to its own account from Collections held on deposit in the Collection Account pursuant to SECTION 1.4(b)(i) in respect of the accrued Servicing Fee, an amount equal to such accrued Servicing Fee.

     (d) Upon receipt of funds deposited into the Administration Account pursuant to CLAUSE (c), the Administrator shall cause such funds to be distributed as follows:

          (i) if such distribution occurs on a day that is not a Termination Day and the Purchased Interest does not exceed 100%, FIRST to the Issuer in payment in full of all accrued Discount with respect to each Portion of Capital and accrued and unpaid Fees, and SECOND, if the Servicer has set aside amounts in respect of the Servicing Fee pursuant to CLAUSE (b)(i) and has not retained such amounts pursuant to CLAUSE (c), to the Servicer (payable in arrears on each Settlement

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

     Date) in payment in full of the Issuer's Share of accrued Servicing Fees so set aside, and

          (ii) if such distribution occurs on a Termination Day or on a day when the Purchased Interest exceeds 100%, FIRST to the Issuer in payment in full of all accrued Discount with respect to each Portion of Capital and accrued and unpaid Fees, SECOND to the Issuer in payment in full of Capital (or, if such day is not a Termination Day, the amount necessary to reduce the Purchased Interest to 100%), THIRD, if Keebler or an Affiliate thereof is not the Servicer, to the Servicer in payment in full of all accrued Servicing Fees, FOURTH, if the Capital and accrued Discount with respect to each Portion of Capital have been reduced to zero, and all accrued Servicing Fees payable to the Servicer (if other than Keebler or an Affiliate thereof) have been paid in full, to the Issuer, the Administrator and any other Indemnified Party or Affected Person in payment in full of any other amounts owed thereto by the Seller under this Agreement and, FIFTH, unless such amount has been retained by the Servicer pursuant to CLAUSE (c), to the Servicer (if the Servicer is Keebler or an Affiliate thereof) in payment in full of the Issuer's Share of all accrued Servicing Fees.

After the Capital, Discount, and Fees with respect to the Purchased Interest, Servicing Fees, and any other amounts payable by the Seller and the Servicer to the Issuer, the Administrator or any other Indemnified Party or Affected Person hereunder, have been paid in full, all additional Collections with respect to the Purchased Interest shall be paid to the Seller for its own account.

     (e) For the purposes of this SECTION 1.4:

          (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any revision, cancellation, allowance, discount or other adjustment made by any Originator, Hollow
     Tree, the Servicer, the Seller or any Affiliate of the Seller, or any setoff or dispute between any Originator, Hollow Tree, the Seller or any Affiliate of the Seller and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment;

          (ii) if on any day any of the representations or warranties in Section 1(g) or (m) of EXHIBIT III is not true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full (Collections deemed to have been received

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     pursuant  to  CLAUSE  (i) and (ii) of this  paragraph  (e) are  hereinafter sometimes referred to as "Deemed Collections");

          (iii) except as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates in writing its payment for application to specific Receivables; and

          (iv) if and to the extent the Administrator or the Issuer shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official pursuant to an Event of Bankruptcy) any amount received by it hereunder, such amount shall be deemed not to have been so received by the Administrator or the Issuer but rather to have been retained by the Seller and, accordingly, the Administrator or the Issuer, as the case may be, shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

On or before the last day of each Reporting Period that contains one or more days on which Seller is deemed to have received a Collection pursuant to this
SECTION 1.4(e), Seller shall transfer an amount equal to the aggregate amount of such Deemed Collections to the Collection Account and the Servicer shall distribute such transferred amount in the manner set forth in SECTION 1.4(c), as if such transferred amount actually had been received by Seller or Servicer on the date of such transfer from the Obligors of such Pool Receivables and as if such transferred amount actually had been deposited into a Lockbox Account on the date of such transfer.

     (f) If at any time the Seller shall wish to cause the reduction of Capital of the Purchased Interest (but not to commence the liquidation, or reduction to zero, of the entire Capital of the Purchased Interest), the Seller may do so as follows:

          (i) the Seller shall give the Administrator and the Servicer at least two Business Days' prior written notice thereof (including the amount of such proposed reduction and the proposed date on which such reduction will commence);

          (ii) on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall cause Collections not to be reinvested until the amount thereof not so reinvested shall equal the desired amount of reduction; and

          (iii) the Servicer shall hold such Collections in the Collection Account for the benefit of the Issuer, for payment

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     to the Administrator on the next Settlement Date immediately  following the current Settlement Period, and the Capital of the Purchased Interest shall be deemed reduced in the amount to be paid to the Administrator only when in fact finally so paid;

provided, that:

          (A) the amount of any such reduction shall be not less than $5,000,000 and shall be an integral multiple of $1,000,000, and the entire Capital of the Purchased Interest after giving effect to such reduction shall be not less than $50,000,000 and shall be in an integral multiple of $1,000,000; and

          (B) the Seller shall choose a reduction amount, and the date of commencement thereof, so that to the extent practicable such reduction shall commence and conclude in the same Settlement Period.

     Section 1.5. FEES. The Seller shall pay to the Administrator certain fees in the amounts and on the dates set forth in a letter, dated the date hereof, among the Servicer, the Seller and the Administrator (as such letter agreement may be amended, supplemented or otherwise modified from time to time, the "Fee Letter").

     Section 1.6. PAYMENTS AND COMPUTATIONS, ETC. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be made without reduction for offset or counterclaim and shall be paid or deposited no later than noon (New York City time) on the day when due in same day funds to the Administration Account. All amounts received after noon (New York City time) will be deemed to have been received on the next Business Day.

     (b) The Seller or the Servicer, as the case may be, shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Seller or the Servicer, as the case may be, when due hereunder, at an interest rate equal to 1.0% per annum above the Base Rate, payable on demand.

     (c) All computations of interest under CLAUSE (b) and all computations of Discount, fees and other amounts hereunder shall be made on the basis of a year of 360 (or 365 or 366, as applicable, with respect to Discount or other amounts calculated by reference to the Base Rate) days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next Business Day and such extension of time shall be included in the computation of such payment or deposit.

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     Section 1.7. DIVIDING OR COMBINING PORTIONS OF THE CAPITAL OF THE PURCHASED
INTEREST. The Seller may, on the last day of any Settlement Period, pursuant to written notice delivered to the Administrator in accordance with SECTION 5.2:
(a) at least three Business Days before such last day in the case of a Portion of Capital to be funded based upon the Eurodollar Rate and (b) at least two Business Days before such last day in all other cases, either: (i) divide the Capital of the Purchased Interest into two or more portions (each a "PORTION OF CAPITAL"), which Portions of Capital may accrue Discount by reference to different rates, equal, in aggregate, to the Capital of the Purchased Interest; PROVIDED, that after giving effect to such division the amount of each such Portion of Capital shall be not less than $5,000,000 and shall be an integral multiple of $1,000,000, or (ii) combine any two or more Portions of Capital outstanding on such last day and having Settlement Periods ending on such last day into a single Portion of Capital equal to the aggregate of the Capital of the Purchased Interest.

     Section 1.8. INCREASED COSTS. (a) If the Administrator, the Issuer, any Purchaser, any other Program Support Provider or any of their respective Affiliates (each an "Affected Person") reasonably determines that the existence of or compliance with: (i) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof, or (ii) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement, affects or would affect the amount of capital required or expected to be maintained by such Affected Person, and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of (or otherwise to maintain the investment in) Pool Receivables related to this Agreement or any related liquidity facility, credit enhancement facility and other commitments of the same type, then, upon written demand by such Affected Person (with a copy to the Administrator), the Seller shall promptly pay to the Administrator, for the account of such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person. A certificate describing in reasonable detail, such amounts and the basis for such Affected Person's demand for such amounts submitted to the Seller and the Administrator by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

     (b) If, due to either: (i) the introduction of or any change in or in the interpretation of any law or regulation occurring after the date hereof or (ii) compliance with any guideline or request occurring after the date hereof from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Affected

Person of agreeing to purchase or purchasing, or maintaining the ownership of, the Purchased Interest in respect of which Discount is computed by reference to the Eurodollar Rate, then, upon written demand by such Affected Person, the Seller shall promptly pay to such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person for such increased costs. A certificate describing in reasonable detail, such amounts and the basis for such Affected Person's demand for such amounts submitted to the Seller and the Administrator by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

     (c) In determining the additional amounts necessary to compensate an Affected Person pursuant to clause (a) or (b) above, such Affected Person may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     Section 1.9. REQUIREMENTS OF LAW. If any Affected Person reasonably determines that the existence of or compliance with: (a) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof, or (b) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement:

          (i) does or shall subject such Affected Person to any tax of any kind whatsoever with respect to this Agreement, any increase in the Purchased Interest or in the amount of Capital relating thereto, or does or shall change the basis of taxation of payments to such Affected Person on account of Collections, Discount or any other amounts payable hereunder (excluding taxes imposed on the overall pre-tax net income of such Affected Person, franchise taxes imposed on such Affected Person and any withholding taxes imposed as a result of amounts paid or payable to such Affected Person pursuant to this Agreement),

          (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Affected Person that are not otherwise included in the determination of the Eurodollar Rate or the Base Rate hereunder, or

          (iii) does or shall impose on such Affected Person any other condition, and the result of any of the foregoing is: (A) to increase the cost to such Affected Person of acting as Administrator, or of agreeing to purchase or purchasing or maintaining the ownership of undivided percentage ownership interests with regard to the Purchased Interest (or interests therein) or any Portion of Capital, or (B) to reduce any amount receivable hereunder (whether directly or indirectly), then, in any such case, upon written demand by such Affected Person, the Seller shall promptly pay to such Affected Person additional amounts necessary to compensate such Affected Person for such additional cost or reduced amount receivable. All such amounts shall be payable as incurred. A certificate from such Affected Person to the Seller describing in reasonable detail the amount and basis for the amount of such additional costs or reduced amount receivable shall be conclusive and binding for all purposes, absent manifest error.

     Section 1.10. INABILITY TO DETERMINE EURODOLLAR RATE. If the Administrator shall have determined before the first day of any Settlement Period (which determination shall be conclusive and binding upon the parties hereto), by reason of circumstances affecting the interbank Eurodollar market, either that:
(a) dollar deposits in the relevant amounts and for the relevant Settlement Period are not available, (b) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Settlement Period or (c) the Eurodollar Rate determined pursuant hereto does not accurately reflect the cost to the Issuer (as conclusively determined by the Administrator) of maintaining any Portion of Capital during such Settlement Period, the Administrator shall promptly give telephonic notice of such determination, confirmed in writing, to the Seller before the first day of such Settlement Period. Upon delivery of such notice: (i) no Portion of Capital shall be funded thereafter at the Alternate Rate determined by reference to the Eurodollar Rate unless and until the Administrator shall have given notice to the Seller that the circumstances giving rise to such determination no longer exist, and (ii) with respect to any outstanding Portions of Capital then funded at the Alternate Rate determined by reference to the Eurodollar Rate, such Alternate Rate shall, on the immediately succeeding Settlement Date, automatically be converted to the Alternate Rate determined by reference to the Base Rate at the respective last days of the then-current Settlement Periods relating to such Portions of Capital.

     Section 1.11. MITIGATION. Each Affected Person agrees that if it makes any demand for payment under SECTION 1.8 or 1.9, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to mitigate the effect upon such Affected Person of the capital requirements, increased costs, tax or other matter described in SECTION 1.8 or 1.9, as applicable.

                                   ARTICLE II.
                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                               TERMINATION EVENTS


     Section 2.1. REPRESENTATIONS AND WARRANTIES; COVENANTS. Each of the Seller and the Servicer hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, applicable to it set forth in EXHIBITS III and IV, respectively.

     Section 2.2. TERMINATION EVENTS. If any of the Termination Events set forth in EXHIBIT V shall occur, the Administrator may, by notice to the Seller, declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred); PROVIDED, that automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (f) of EXHIBIT V, the Facility Termination Date shall occur. Upon any such declaration, occurrence or deemed occurrence of the Facility Termination Date, the Issuer and the Administrator shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided after default under the New York UCC and under other applicable law, which rights and remedies shall be cumulative.


                                   ARTICLE III.
                                 INDEMNIFICATION


     Section 3.1. INDEMNITIES BY THE SELLER. Without limiting any other rights that the Administrator, the Issuer, any Program Support Provider or any of their respective Affiliates, employees, officers, directors, agents, counsel, successors, transferees or assigns (each, an "Indemnified Party" and collectively, the "Parties") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, damages, expenses, costs, losses and liabilities (including Attorney Costs) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement (whether directly or indirectly), the use of proceeds of purchases or reinvestments, the ownership of the Purchased Interest, or any interest therein, or in respect of any Receivable, Related Security or Contract, excluding, however: (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or its officers, directors, agents (including any successor Servicer appointed by the Administrator pursuant to SECTION 4.1(a)) or counsel, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables, or (c) any overall net income taxes or franchise taxes imposed on such

Indemnified Party and any withholding taxes imposed as a result of amounts paid or payable to such Indemnified Party pursuant to this Agreement. Subject to the exclusions set forth in the preceding sentence, but without otherwise limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

          (i) the failure of any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable, the failure of any information contained in an Monthly Report to be true and correct, or the failure of any other information provided to the Issuer or the Administrator with respect to Receivables or this Agreement to be true and correct,

          (ii) the failure of any representation, warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement to have been true and correct as of the date made or deemed made in all respects,

          (iii) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, or the failure of any Pool Receivable or the related Contract to conform to any such applicable law, rule or regulation,

          (iv) the failure to vest in the Issuer a valid and enforceable: (A) perfected undivided percentage ownership interest, to the extent of the Purchased Interest, in the Receivables in, or purporting to be in, the Receivables Pool and the other Pool Assets, or (B) first priority perfected security interest in the Pool Assets, in each case, free and clear of any Adverse Claim,

          (v) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the other Pool Assets, whether at the time of any purchase or reinvestment or at any subsequent time,

          (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of an Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller or any of its Affiliates acting as Servicer or by any agent or independent contractor retained by the Seller or any of its Affiliates),

          (vii) any failure of the Seller (or any of its Affiliates acting as the Servicer) to perform its duties or obligations in accordance with the provisions hereof or under the Contracts,

          (viii)  any  products   liability   or  other  claim,   investigation,
     litigation or proceeding arising out of or in connection with merchandise, insurance or services that are the subject of any Contract,

          (ix) the commingling of Collections at any time with other funds,

          (x) the use of proceeds of purchases or reinvestments, or

          (xi) any reduction in Capital as a result of the distribution of Collections pursuant to SECTION 1.4(d), if all or a portion of such distributions shall thereafter be rescinded or otherwise must be returned for any reason.

     Section 3.2. INDEMNITIES BY THE SERVICER. Without limiting any other rights that the Administrator, the Issuer or any other Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts arising out of or resulting from (whether directly or indirectly): (a) the failure of any information contained in a Monthly Report to be true and correct, or the failure of any other information provided to the Issuer or the Administrator by, or on behalf of, the Servicer to be true and correct, (b) the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement to have been true and correct in all respects as of the date made or deemed made, (c) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool resulting from or related to the collection activities with respect to such Receivable, or (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof.

     Section 3.3. DEFENSE OF CLAIMS. (a) Promptly after the receipt by an Indemnified Party or Parties of a notice of the commencement of any action, suit, proceeding, investigation or claim against such Indemnified Party or Parties as to which it proposes to demand indemnification from the Seller or Servicer (either or both such parties, as applicable, the "INDEMNIFYING PARTY" or "PARTIES") pursuant to SECTION 3.1 or 3.2, as applicable, such Indemnified Party or Parties shall notify the Indemnifying Party or Parties in writing of the commencement thereof; but the failure so to notify the Indemnifying Party or Parties will not relieve such Indemnifying Party or Parties from any liability which such Indemnifying Party or Parties may have to such Indemnified Party or Parties pursuant to SECTION 3.1 or 3.2 unless to the extent that such failure results in a material impairment of the Indemnifying Party or Parties ability to defend such action, suit, proceeding, investigation or claim in accordance with the terms of this SECTION 3.3. After such notice, if (i) an Indemnifying Party or Parties shall acknowledge (without prejudice to any exclusion of Indemnified Amounts as a result of an Indemnified Party's gross negligence or willful misconduct pursuant to SECTION 3.1 or 3.2) in writing to such Indemnified Party or Parties that such Indemnifying Party or Parties shall be obligated to indemnify such Indemnified Party or Parties for any Indemnified Amounts described in SECTION 3.1 or 3.2, as applicable, with respect to such action, suit, proceeding, investigation or claim, (ii) the defendants in, or targets of, any such action, suit, proceeding, investigation or claim include both the Indemnifying Party or Parties and any such Indemnified Party or Parties, and
(iii) no Termination Event of Unmatured Termination Event shall have occurred and be continuing, the Indemnifying Party or Parties, to the extent that it or they shall wish, jointly with such Indemnified Party or Parties, shall be entitled to participate therein in defense of such action, suit, proceeding or investigation, and the Indemnifying Party or Parties and such Indemnified Party or Parties shall cooperate in the defense thereof and shall retain counsel reasonably satisfactory to the Indemnifying Party or Parties and such Indemnified Party or Parties to undertake the joint defense of such Indemnifying Party or Parties and such Indemnified Party or Parties at such Indemnifying Party's or Parties' cost, risk and expense. If (i) in the reasonable opinion of such Indemnified Party or Parties, the engagement of such counsel would present a conflict of interest that would prevent such counsel from effectively undertaking such joint defense, (ii) such Indemnified Party or Parties reasonably conclude that there may be legal defenses available to it or them that are different from or in addition to those available to such Indemnifying Party or Parties, (iii) such Indemnifying Party or Parties fail to employ counsel reasonably satisfactory to such Indemnified Party or Parties in a timely manner, or (iv) if a Termination Event or Unmatured Termination Event shall have occurred and be continuing, then such Indemnified Party or Parties may employ separate counsel to represent or defend it or them in any such action, suit, proceeding or investigation and such Indemnifying Party or Parties shall pay all fees, expenses and disbursements of such counsel; PROVIDED, HOWEVER, that in no event shall such Indemnifying Party or Parties be liable for the fees, expenses and disbursements of more than one counsel representing all Indemnified Parties that are parties to the same action, suit, proceeding, investigation or claim.

     (b) No Indemnifying Party shall (i) without the prior written consent of the relevant Indemnified Party or Parties (which consent shall not be unreasonably withheld or delayed) settle or compromise or consent to the entry of any judgment with respect to any pending action, suit, proceeding, investigation or claim in respect to which indemnification or contribution may be sought hereunder (whether or not the relevant Indemnified Party or Parties are actual or potential parties to such claim) unless such settlement, compromise or consent includes an unconditional release of each relevant Indemnified Party from all liability arising out of such action, suit, proceeding, investigation or claim or (ii) be liable for any settlement of any such action affected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent or if there be a final judgment of the plaintiff in any action, the Indemnifying Parties agree to indemnify and hold harmless any Indemnified Party from and against any indemnified amounts (subject to the terms of SECTION 3.1 and 3.2) relating thereto.

     In the event of any dispute between any Indemnified Party or Parties, on the one hand, and any Indemnifying Party, on the other hand, as to whether such Indemnifying Party or Indemnified party is acting reasonably in objecting to any proposed settlement, compromise or consent, such dispute shall be resolved through binding arbitration in Chicago, Illinois in accordance with the commercial arbitration rules of the American Arbitration Association. There shall be a single arbitrator to be selected by mutual agreement of such Indemnified Party or Parties and such Indemnifying Party or Parties (or if such parties cannot agree on an arbitrator, by an arbitrator selected by a federal or state court located in the City of Chicago). Any such arbitration must be commenced not later than 30 days after the date such dispute arose.


                                   ARTICLE IV.
                         ADMINISTRATION AND COLLECTIONS


     Section 4.1. APPOINTMENT OF THE SERVICER. (a) The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the

Servicer in accordance with this Section. Until the Administrator gives notice to Keebler (in accordance with this Section) of the designation of a new Servicer, Keebler is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence and during the continuation of a Termination Event, the Administrator may designate as Servicer any Person (including itself) to succeed Keebler or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

     (b) Upon the  designation  of a  successor  Servicer as set forth in CLAUSE
(a), Keebler agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrator reasonably determines will facilitate the transition of the performance of such activities to the new Servicer, and Keebler shall cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of related records and, to the extent legally permissible, use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Pool Receivables and the Related Security.

     (c) Keebler acknowledges that, in making their decision to execute and deliver this Agreement, the Administrator and the Issuer have relied on Keebler's agreement to act as Servicer hereunder. Accordingly, Keebler agrees that it will not voluntarily resign as Servicer.

     (d) The Servicer may with the prior written consent of the Administrator, delegate its duties and obligations hereunder to any subservicer (each a "Sub-Servicer"); PROVIDED, that, in each such delegation: (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain primarily liable for the performance of the duties and obligations so delegated, (iii) the Seller, the Administrator and the Issuer shall have the right to look solely to the Servicer for performance, and (iv) the terms of any agreement with any Sub-Servicer shall provide that the Administrator may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer).

     Section 4.2. DUTIES OF THE SERVICER. (a) The Servicer shall take or cause to be taken all such action as may be necessary or advisable to administer and collect each Pool Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Servicer shall set aside, for the accounts of the Seller and the

Issuer, the amount of the Collections to which each is entitled in accordance with ARTICLE I. The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Pool Receivable (but not beyond 30 days) and extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof; PROVIDED, HOWEVER, that: (i) such extension or adjustment shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of the Issuer or the Administrator under this Agreement and (ii) if a Termination Event has occurred and Keebler or an Affiliate thereof is serving as the Servicer, Keebler or such Affiliate may make such extension or adjustment only upon the prior written approval of the Administrator. The Seller shall deliver to the Servicer and the Servicer shall hold for the benefit of the Seller and the Administrator (individually and for the benefit of the Issuer), in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, the Administrator may direct the Servicer (whether the Servicer is Keebler or any other Person) to commence or settle any legal action to enforce collection of any Pool Receivable which is a Defaulted Receivable or to foreclose upon or repossess any Related Security.

     (b) The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over to the Seller the collections of any indebtedness that is not a Pool Receivable, less, if Keebler or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than Keebler or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Seller all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable.

     (c) The Servicer's  obligations  hereunder shall terminate on the later of:
(i) the Facility Termination Date and (ii) the date on which all amounts required to be paid to the Issuer, the Administrator and any other Indemnified Party or Affected Person hereunder shall have been paid in full.

     After such termination, if Keebler or an Affiliate thereof was not the Servicer on the date of such termination, the Servicer shall promptly deliver to the Seller all books, records and related materials that the Seller previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.

     Section 4.3. ESTABLISHMENT AND USE OF CERTAIN ACCOUNTS. (a) Prior to the initial purchase hereunder, the Seller shall enter into Lock-Box Agreements establishing the Lock-Box Accounts listed on SCHEDULE II with all of the Lock-Box Banks, and deliver original counterparts thereof to the Administrator.

          (b) The Servicer agrees to establish the Collection Account on or before the date of the first purchase hereunder. The Collection Account shall be used to accept the transfer of Collections of Pool Receivables from the Lock-Box Accounts pursuant to SECTION 1.4(b) and for such other purposes described in the Transaction Documents.

          (c) Any amounts in the Collection Account may be invested by the Collection Account Bank at the Servicer's direction, in Permitted Investments, so long as Issuer's interest in such Permitted Investments is perfected and such Permitted Investments are subject to no Adverse Claims other than those of the Issuer provided hereunder.

          (d) Upon the occurrence and during the continuation of a Termination Event, the Administrator may at any time thereafter give notice to each Lock-Box Bank and the Collection Account Bank that the Administrator is exercising its rights under the Lock-Box Agreements and the Collection Account Agreement, as applicable, to do any or all of the following: (i) to have the exclusive ownership and control of the Lock-Box Accounts and the Collection Account transferred to the Administrator and to exercise exclusive dominion and control over the funds deposited therein, (ii) to have the proceeds that are sent to the respective Lock-Box Accounts redirected pursuant to the Administrator's instructions, and (iii) to take any or all other actions permitted under the applicable Lock-Box Agreement and the Collection Account Agreement. The Seller hereby agrees that if the Administrator at any time takes any action set forth in the preceding sentence, the Administrator shall have exclusive control of the proceeds (including Collections) of all Pool Receivables and the Seller hereby further agrees to take any other action that the Administrator may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Seller or the Servicer thereafter shall be sent immediately to the Administrator.

     Section 4.4. ENFORCEMENT RIGHTS. (a) At any time following the occurrence and during the continuation of a Termination Event:

          (i) the Administrator may direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Administrator or its designee,

          (ii) the Administrator may give notice of the Issuer's interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrator or its designee, and

          (iii) the Administrator may request the Servicer to, and upon such request the Servicer shall: (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and to the extent legally permissible transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Administrator or its designee at a place selected by the Administrator, and
     (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Administrator and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator or its designee.

     (b)  The  Seller  hereby  authorizes  the  Administrator,  and  irrevocably appoints the Administrator as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Seller, which appointment is coupled with an interest, to take any and all steps in the name of the Seller and on behalf of the Seller necessary or desirable, in the determination of the Administrator, after the occurrence and during the continuation of a Termination Event, to collect any and all amounts or portions thereof due under any and all Pool Assets, including endorsing the name of the Seller on checks and other instruments representing Collections and enforcing such Pool Assets. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

     Section 4.5. RESPONSIBILITIES OF THE SELLER. (a) Anything herein to the contrary notwithstanding, the Seller shall pay when due any taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction. The Administrator and the Issuer shall not have any obligation or liability with respect to any Pool Asset, nor shall either of them be obligated to perform any of the obligations of the Seller, Servicer, Hollow Tree or any Originator thereunder.

     (b) Keebler hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, Keebler shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that Keebler conducted such data-processing functions while it acted as the Servicer.

     Section 4.6. SERVICING FEE. (a) Subject to CLAUSE (b), the Servicer shall be paid a fee equal to 1.0% PER ANNUM (the "Servicing Fee Rate") of the daily average aggregate Outstanding Balance of the Pool Receivables. The Issuer's Share of such fee shall be paid through the distributions contemplated by
SECTION 1.4(d), and the Seller's Share of such fee shall be paid by the Seller.

     (b) If the Servicer ceases to be Keebler or an Affiliate thereof, the servicing fee shall be the greater of: (i) the amount calculated pursuant to CLAUSE (a), and (ii) an alternative amount specified by the successor Servicer not to exceed 100% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer.


                                   ARTICLE V.
                                  MISCELLANEOUS


     Section 5.1. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Transaction Document, or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by the Administrator, and, in the case of any amendment, by the other parties thereto; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such material amendment shall be effective until both Moody's and Standard & Poor's have notified the Administrator in writing that such action will not result in a reduction or withdrawal of the rating of any Notes. No failure on the part of the Issuer or the Administrator to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The Administrator shall provide each Rating Agency with a copy of each amendment to or waiver or consent under this Agreement promptly following the effective date thereof.

     Section 5.2. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     Section 5.3. ASSIGNABILITY. (a) This Agreement and the Issuer's rights and obligations herein (including ownership of the Purchased Interest or an interest therein) shall be assignable, in whole or in part, by the Issuer and its successors and assigns with the prior written consent of the Seller; PROVIDED, HOWEVER, that such consent shall not be unreasonably withheld; and PROVIDED FURTHER, that no such consent shall be required if the assignment is made to BNS, any Affiliate of BNS, any Purchaser or other Program Support Provider or any Person that is: (i) in the business of issuing Notes and (ii) associated with or administered by BNS or any Affiliate of BNS.

     (b) The Issuer may at any time grant to one or more banks or other institutions (each a "Purchaser") party to the Liquidity Agreement, or to any other Program Support Provider, participating interests in the Purchased Interest. In the event of any such grant by the Issuer of a participating interest to a Purchaser or other Program Support Provider, the Issuer shall remain responsible for the performance of its obligations hereunder and except as otherwise provided herein, Seller and Servicer shall continue to deal with Issuer as if Issuer had not granted such participating interest. The Seller agrees that each Purchaser or other Program Support Provider shall be entitled to the benefits of SECTIONS 1.8 and 1.9.

     (c) This Agreement and the rights and obligations of the Administrator hereunder shall be assignable, in whole or in part, by the Administrator and its successors and assigns; PROVIDED, that unless: (i) such assignment is to an Affiliate of BNS, (ii) it becomes unlawful for BNS to serve as the Administrator or (iii) a Termination Event exists, the Seller has consented to such assignment, which consent shall not be unreasonably withheld.

     (d) Except as provided in SECTION 4.1(d), none of the Seller, Keebler or the Servicer may assign its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Administrator.

     (e) Without limiting any other rights that may be available under applicable law, the rights of the Issuer may be enforced through it or by its agents.

     Section 5.4. COSTS, EXPENSES AND TAXES. (a) In addition to the rights of indemnification granted under SECTION 3.1, the Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic internal audits by the Administrator of Pool Receivables) of this Agreement, the other Transaction Documents and the other documents and agreements to be delivered hereunder (and all reasonable costs and expenses in connection with any amendment, waiver or modification of any thereof), including: (i) Attorney Costs for the Administrator, the Issuer and their respective Affiliates and agents with respect thereto and with respect to advising the Administrator, the Issuer and their respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents, and (ii) all reasonable costs and expenses (including Attorney Costs), if any, of the Administrator, the Issuer and their respective Affiliates and agents in connection with the enforcement of this Agreement and the other Transaction Documents.

     (b) In addition, the Seller shall pay on demand any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     Section 5.5. NO PROCEEDINGS; LIMITATION ON PAYMENTS. Each of the Seller, Keebler, the Servicer, the Administrator, each assignee of the Purchased Interest or any interest therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by the Issuer is paid in full. The provision of this SECTION 5.5 shall survive any termination of this Agreement.

     Section 5.6. CONFIDENTIALITY. Unless otherwise required by applicable law, each of the Seller and Servicer agrees to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts hereof and thereof) in communications with third parties and otherwise; PROVIDED that this Agreement may be disclosed to: (a) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Administrator, (b) the Seller's legal counsel and auditors if they agree to hold it confidential and (c) in filings made under securities laws. Unless otherwise required by applicable law, each of the Administrator and the Issuer agrees to maintain the confidentiality of all
information   regarding  Keebler  and  its  Subsidiaries;   PROVIDED  that
such information may be disclosed to: (i) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to Keebler, (ii) legal counsel and auditors of the Issuer or the Administrator if they agree to hold it confidential, (iii) the rating agencies rating the Notes to the extent such information relates to the Receivables Pool or the transactions contemplated by this Agreement, or if not so related, upon obtaining the prior consent of Keebler (such consent not to be unreasonably withheld), (iv) any Program Support Provider or potential Program Support Provider to the extent such information relates to the Receivables Pool or the transactions contemplated by this Agreement, or if not so related, upon obtaining the prior written consent of Keebler (such consent not to be unreasonably withheld), (v) any placement agent placing the Notes, and (vi) any regulatory authorities having jurisdiction over BNS, the Issuer any Program Support Provider or any Purchaser.

     Section 5.7. GOVERNING LAW AND JURISDICTION. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY
SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     Section 5.8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

     Section 5.9. SURVIVAL OF TERMINATION. The provisions of SECTIONS 1.8, 1.9, 3.1, 3.2, 5.4, 5.5, 5.6, 5.7, 5.8, 5.10 and 5.13 shall survive any termination of this Agreement.

     Section 5.10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     Section 5.11. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents embody the entire agreement and understanding between the parties hereto, and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     Section 5.12. HEADINGS. The captions and headings of this Agreement and any Exhibit, Schedule or Annex hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

     Section 5.13. ISSUER'S LIABILITIES. The obligations of the Issuer under the Transaction Documents are solely the corporate obligations of the Issuer. No recourse shall be had for any obligation or claim arising out of or based upon any Transaction Document against any stockholder, employee, officer, director or incorporator of the Issuer; PROVIDED, HOWEVER, that this Section shall not relieve any such Person of any liability it might otherwise have for its own gross negligence or willful misconduct.

     Section 5.14. TAX TREATMENT. The Seller has structured this Agreement and the Purchased Interest to facilitate a secured, credit-enhanced financing on favorable terms with the intention that the Purchased Interest will constitute indebtedness of the Seller for federal income and state and local tax purposes. The Seller and Issuer by acceptance of the Purchased Interest, agree to recognize and report the Purchased Interest as indebtedness of the Seller for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, and to report all receipts and payments relating thereto in a manner that is consistent with such characterization.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties have caused this agreement to be exectued by their respective officers thereunto duly authorized, as of the date first above written.


                                   KEEBLER FUNDING CORPORATION

                                   By: /s/ THOMAS E. O'NEILL
                                      -------------------------------------
                                      Name:  Thomas E. O'Neill
                                      Title: Vice President

                                      Address:

                                      3875 Bay Center Place
                                      Hayward, California 94545
                                      Attention:
                                      Telephone:
                                      Facsimile:

                                   KEEBLER FOODS COMPANY

                                   By: /s/ THOMAS E. O'NEILL
                                      -------------------------------------
                                      Name:  Thomas E. O'Neill
                                      Title: Vice President

                                      Address:

                                      One Hollow Tree Lane
                                      677 Larch Avenue
                                      Elmhurst, Illinois 60126
                                      Attention: Treasurer
                                      Telephone: (630) 782-2690
                                      Facsimile: (630) 833-3372

                                   LIBERTY STREET FUNDING CORP.

                                   By: /s/ ANDREW L. STIDD
                                      -------------------------------------
                                      Name:   Andrew L. Stidd
                                      Title:  President

                                      Address:

                                      Liberty Street Funding Corp.
                                      c/o Global Securitization
                                        Services, LLC
                                      25 West 43rd Street, Suite 704
                                      New York, New York 10036
                                      Attention: Andrew L. Stidd
                                      Telephone No.: (212) 302-8330
                                      Facsimile No.: (212) 302-8767

                                      With a copy to:

                                      The Bank of Nova Scotia
                                      One Liberty Plaza
                                      New York, New York 10006
                                      Attention: Richard A. Josephs
                                      Telephone No.: (212) 225-5000
                                      Facsimile No.: (212) 225-5090


                                      THE BANK OF NOVA SCOTIA,
                                        as Administrator

                                   By: /s/ RICHARD A. JOSEPHS
                                      -------------------------------------
                                      Name:   Richard A. Josephs
                                      Title:  Product Manager

                                      Address:

                                      The Bank of Nova Scotia
                                      One Liberty Plaza
                                      New York, New York 10006
                                      Attention: Richard A. Josephs
                                      Telephone No.: (212) 225-5000
                                      Facsimile No.: (212) 225-5090